Exhibit 99.2

TCBI Q2 2010 Earnings July 21, 2010

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2009, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

Opening Remarks Another quarter of solid core earnings and exceptional deposit growth Intense focus on credit quality continued in Q2-2010 Aggressively addressing credit issues Increase in NPAs and charge-offs Reduction in potential problem loans Well positioned with strong capital position and deposit growth to meet challenges emanating from national economic conditions

Financial Review Net income Net income from continuing operations of $8.1 million for Q2-2010 Increased 7% compared to Q1-2010; 25% increase compared to Q2-2009 Improved operating leverage and core earnings power $3.7 million increase in Q2-2010 Net Revenue compared to Q1-2010 Increase in net interest income of $2.7 million despite NIM decrease of 11 bps compared to Q1-2010 Increase in non-interest income of $1.1 million Net Revenue growth of 17% compared to Q2-2009 NIM expansion 44 bps Growth of 8% in average LHI and 7% in average total loans Efficiency ratio of 58.5%, excluding OREO valuation allowance Net interest margin at 4.32% Slight decrease from NIM of 4.43% in Q1-2010 Increased liquidity from deposit growth, growth in liquidity assets Excellent pricing and structure; reduction of low-cost borrowed funds Effect of increase in nonaccrual loans

Financial Review Asset quality Total credit cost of $15.1 million compared to $15.4 million in Q1-2010 Provision of $14.5 million for quarter, increased from $13.5 million in Q1-2010 and $11.0 million for Q2-2009 OREO valuation expense of $557,000 for quarter, reduced from $1.9 million in Q1- 2010 Increase in non-performing assets Non-accrual loans to LHI at 3.10% Non-performing assets to LHI plus OREO at 4.00% Net charge-offs of $12.6 million or 113 bps in Q2-2010 and 73 bps for LTM Growth in loans Held for investment - 1% increase compared to Q1-2010; 8% increase compared to Q2-2009 Held for sale - 45% increase compared to Q1-2010; 1% increase compared to Q2-2009 Total loans - 5% increase compared to Q1-2010; 7% increase compared to Q2-2009 Growth in deposits Demand deposits - 7% increase compared to Q1-2010; 41% increase compared to Q2- 2009 Total deposits - increase of 11% compared to Q1-2010; 44% increase compared to Q2- 2009 Comparisons based on average balances

Q2-10 Q1-10 Q4-09 Q3-09 Q2-09 Net interest income $ 57,885 $ 55,228 $ 55,106 $ 51,566 $ 48,802 Provision for credit losses 14,500 13,500 10,500 13,500 11,000 ORE valuation and write-down expense 557 1,948 5,628 2,181 ^ Total provision and ORE valuation 15,057 15,448 16,128 15,681 11,000 Net interest income after provision and ORE valuation 42,828 39,780 38,978 35,885 37,802 Non-interest income 8,036 6,948 7,811 7,133 7,416 Non-interest expense(1) 38,561 35,238 37,168 34,886 35,373 Income before income taxes 12,303 11,490 9,621 8,132 9,845 Income tax expense 4,187 3,890 3,194 2,779 3,363 Net income 8,116 7,600 6,427 5,353 6,482 Preferred stock dividends ^ ^ ^ ^ 4,453 Net income available to common shareholders $ 8,116 $ 7,600 $ 6,427 $ 5,353 $ 2,029 Diluted EPS $ .22 $ .21 $ .18 $ .15 $ .06 Net interest margin 4.32% 4.43% 4.21% 4.06% 3.88% ROA .58% .57% .47% .40% .49% ROE 6.33% 6.21% 5.26% 4.46% 5.45% Efficiency(1) 58.5% 56.7% 59.1% 59.4% 62.9% Income Statement (in thousands) Excluding ORE valuation/write-down expense

QTD Average Balances, Yields and Rates (in thousands) Q2 2010 Q2 2010 Q1 2010 Q1 2010 Q2 2009 Q2 2009 Avg. Bal. Yield Rate Avg. Bal. Yield Rate Avg. Bal. Yield Rate Assets Securities $ 233,177 4.62% $ 253,272 4.70% $ 326,273 4.63% Fed funds sold & liquidity investments 104,013 .18% 19,928 .22% 17,917 .31% Loans held for sale 664,474 4.98% 457,459 4.87% 656,462 4.72% Loans held for investment 4,459,790 5.10% 4,413,960 5.15% 4,124,937 4.74% Total loans, net of reserve 5,052,728 5.15% 4,804,693 5.20% 4,279,798 4.79% Total earning assets 5,389,918 5.04% 5,077,893 5.15% 5,073,988 4.76% Total assets $5,651,586 $5,389,021 $5,325,948 Liabilities and Stockholders’ Equity Total interest bearing deposits $3,752,433 .90% $3,333,029 .94% $2,586,973 1.36% Other borrowings 222,427 .45% 461,477 .37% 1,404,881 .38% Long-term debt 113,406 3.25% 113,406 3.23% 113,406 3.95% Total interest bearing liabilities 4,088,266 .94% 3,907,912 .94% 4,105,260 1.10% Demand deposits 1,024,292 956,359 724,487 Stockholders’ equity 514,335 496,107 477,302 Total liabilities and stockholders’ equity $5,651,586 .68% $5,389,021 .68% $5,325,948 .84% Net interest margin 4.32% 4.43% 3.88%

QTD Averages QTD Averages QTD Averages Q2 2010 Q1 2010 Q2 2009 Q2/Q1 % Change YOY % Change Loans held for investment $4,459,790 $4,413,960 $4,124,937 1% 8% Loans held for sale 664,474 457,459 656,462 45% 1% Total loans 5,124,264 4,871,419 4,781,399 5% 7% Securities 233,177 253,272 326,273 (8)% (29)% Demand deposits 1,024,292 956,359 724,487 7% 41% Total deposits 4,776,725 4,289,388 3,311,460 11% 44% Total assets 5,651,586 5,389,021 5,325,948 5% 6% Financial Summary (in thousands)

Financial Summary (in thousands) Period End Period End Period End Q2 2010 Q1 2010 Q2 2009 Q2/Q1 % Change YOY % Change Loans held for investment $4,462,830 $4,443,456 $4,211,304 N/M% 6% Loans held for sale 997,150 592,436 544,652 68% 83% Total loans 5,459,980 5,035,892 4,755,956 8% 15% Securities 227,029 246,209 308,187 (8)% (26)% Demand deposits 1,120,664 994,096 730,034 13% 54% Total deposits 4,926,069 4,409,819 3,643,582 12% 35% Total assets 5,961,472 5,499,599 5,306,407 8% 12%

2005 2006 2007 2008 2009 Q2 2010 Non Interest Expense 65344 86912 98606 109651 137733 147598 2005 2006 2007 2008 2009 Q2 2010 Net Interest Income 93624 117170 139752 151737 196691 226226 Non Interest Income 12507 17684 20627 22470 29260 29968 2005 2006 2007 2008 2009* ($ in thousands) Q2-2010^* 106,131 134,854 160,379 174,207 225,951 256,194 Operating Revenue CAGR: 22% Net Interest Income CAGR: 22% Non-interest Income CAGR: 21% Non-interest Expense CAGR: 20% Revenue and Expense Growth ^ Annualized based on 6/30/10 data * Excludes OREO valuation expenses Net Interest Income Non-interest Income Non-interest Expense

Deposit and Loan Growth 2005 2006 2007 2008 2009 Q2-2010 Demand Deposits 512 514 529 587 899 1121 Interest Bearing Deposits 1983 2555 2537 2746 3222 3805 Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. 2005 2006 2007 2008 2009 Q2-2010 Loans Held for Investment 2076 2722 3462 4028 4457 4463 2005 2006 2007 2008 2009 ($ in millions) Q2-2010 Demand Deposit CAGR: 19% Total Deposit CAGR: 16% Loans Held for Investment CAGR: 19%

Loan Portfolio Statistics Non-accrual loans Commercial $ 54,862 Construction 47,952 Real estate 28,227 Consumer 351 Equipment leases 6,844 Total non-accrual loans $ 138,236 Non-accrual loans as % of loans held for investment 3.10% OREO 42,077 Total Non-accruals + OREO $ 180,313 Non-accrual loans + OREO as % of loans held for investment + OREO 4.00% Total Loans $5,459,980 All numbers in thousands.

Credit Quality Credit experience remains consistent with expectations Total credit cost of $15.1 million, representing a small reduction from Q1-2010 Provision of $14.5 million and OREO valuation charge of $557,000 Reserve balance increased to 1.73% Provision driven by methodology with factors related to challenging economic conditions Net charge-offs of $12.6 million in Q2-2010 Net charge-offs represent 113 bps for Q2-2010 and 73 bps for last 4 quarters Charge-offs primarily related to 3 relationships, one that moved to OREO Increase in non-performing asset levels remains manageable due to strong earnings power NPA increase of $35.5 million, reaching 4.00% of LHI and OREO Non-accrual loans of $138.2 million, 3.10% of LHI, and ORE $42.1 million Tightened credit standards reflect industry and economic conditions

Credit Quality Reserve / Loans* 1.73% 1.59% 1.16% .95% .77% Non-accrual loans + OREO to loans* + OREO 4.00% 2.74% 1.81% ..69% ..37% Reserve to non-accruals .5x .7x 1.0x 1.5x 2.3x Net Charge-offs / Average Loans Trailing 12 months YTD 2010 2009 2008 2007 2006 * Excludes loans held for sale.

Closing Comments Strong core earnings power Exceptional deposit growth exceeding loan growth Maintaining strong capital position Credit issues challenging but manageable Well positioned to take advantage of market opportunities as economic conditions improve

Q & A